UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23675

GNMA & US GOVERNMENT TARGET MATURITY FUND

FOR PUERTO RICO RESIDENTS, INC.

(Exact name of Registrant as specified in charter)

American International Plaza Building - Tenth Floor

250 Muñoz Rivera Avenue

San Juan, Puerto Rico 00918

(Address of principal executive offices) (Zip code)

Liana Loyola

Secretary

American International Plaza Building - Tenth Floor

250 Muñoz Rivera Avenue

San Juan, Puerto Rico 00918

(Name and Address of Agent for Service)

Copies to:

Carla G. Teodoro Sidley Austin LLP 787 Seventh Avenue New York, NY 10019	Owen Meacham UBS Business Solutions US LLC One North Wacker Drive Chicago, IL 60606

Registrant’s telephone number, including area code: (787) 250-3600

Date of fiscal year end: March 31

Date of reporting period: April 1, 2025 – March 31, 2026

Item 1. Report to Shareholders.

(a)  The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”).

ANNUAL REPORT March 31, 2026

GNMA & US GOVERNMENT TARGET MATURITY FUND FOR PUERTO RICO RESIDENTS, INC.

LETTER TO SHAREHOLDERS

April 15, 2026

Dear Shareholders:

GNMA & US Government Target Maturity Fund for Puerto Rico Residents, Inc. (the “Fund”) is pleased to present this Letter to Shareholders for the fiscal year ended March 31, 2026.

The Federal Reserve Board (the “Fed”) lowered interest rates a total of 0.75% during the last three meetings of calendar year 2025. It then left rates unchanged during the first two meetings of calendar 2026. In a statement following the March 2026 meeting, the Fed used the word “uncertainty” twice, once to describe “the economic outlook” and a second time to describe “the implications for developments in the Middle East for the U.S. economy”. The federal funds rate closed the Fund’s fiscal year at 3.50% - 3.75%.

On February 20, 2026, the Supreme Court ruled that the tariffs imposed by the Trump Administration beginning in April 2025, were illegal. The President reacted by imposing a new 15% tariff using a different law. The impact of this ruling and the renewed efforts by the administration to continue to implement its tariff policy add uncertainty about the policy’s impact on the economy.

On February 28, 2026, the United States and Israel launched a military strike against Iran called “Operation Epic Fury”. Iran countered by attacking U.S. targets in neighboring Arab countries and closing the flow of oil through the Strait of Hormuz. The price of oil spiked above $100 a barrel, and the ten year-note increased from the yield lows that prevailed during February 2026.

The yield curve steepened 0.20% during the Fund’s fiscal year. The yield of the 2-year U.S. treasury note decreased 0.09% during the fiscal year, closing at 3.80% versus 3.89% at the beginning of fiscal year in response to cuts in the federal funds rate. However, the yield of the 10-year U.S. Treasury note increased 0.11%, closing the fiscal year at 4.32% versus 4.21% at the beginning of the fiscal year as it was more focused on the potential impact to inflation of the increase in oil prices and trade disruptions resulting from the war in the Middle East.

On April 7, 2026, the U.S. and Iran agreed to a two week cease fire, including the opening of shipping through the Strait of Hormuz. The markets reacted positively to the news, the price of oil dropped below $100, and the yield of the 10-year note remained at 4.32%. There was no agreement during the weekend peace talks and on April 13, 2026, the U.S. Navy began a blockade of all traffic in the Straight of Hormuz. The markets are trading on daily updates of the status of ongoing negotiations between the U.S. and Iran. Volatility is high. Optimism about a settlement prevailed during the days following the blockade. On April 15, 2026, the price of oil closed below $100 at approximately $91, and the yield of the 10-year note decreased to 4.28% The S&P 500 and NASDAQ indexes closed at all-time highs. There is considerable uncertainty about the ultimate resolution of the conflict.

Uncertainty over the timing of Fed policy, the revised implementation of tariffs, the shape of the yield curve, and the resolution of the conflict in the Middle East continue to present a challenging environment for the management of the Fund. Notwithstanding, the investment adviser remains committed to seeking investment opportunities within allowed parameters while providing professional management services to the Fund for the benefit of its shareholders.

Sincerely,

/s/ Carlos V. Ubiñas
Carlos V. Ubiñas
President and Chairman of the Board of Directors

This letter is intended to assist shareholders in understanding how the Fund performed during the 12-month period ended March 31, 2026. The views and opinions in the letter were current as of April 15, 2026. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors, and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

MANAGEMENT DISCUSSION OF

FUND PERFORMANCE

REGISTRATION UNDER THE INVESTMENT COMPANY ACT OF 1940

The Fund is a corporation organized under the laws of the Commonwealth of Puerto Rico (“Puerto Rico”) and is registered as a closed-end investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), as of May 14, 2021. Prior thereto, the Fund was registered under the Puerto Rico Investment Companies Act of 1954, as amended.

On May 24, 2018, the Economic Growth, Regulatory Relief, and Consumer Protection Act (Pub. L. No. 115-174) was signed into law and amended the 1940 Act to repeal the exemption from its registration of investment companies created under the laws of Puerto Rico, the U.S. Virgin Islands, or any other U.S. possession under Section 6(a)(1) thereof. The repeal of the exemption took effect on May 24, 2021. Upon registration under the 1940 Act, the Fund must now register its future offerings of securities under the Securities Act of 1933, as amended (the “1933 Act”), absent an available exception. There is limited trading in Fund shares, which are not registered under the 1933 Act, and are only traded via private transactions. The Fund has suspended the issuance of Tax-Exempt Secured Obligations (“TSOs”) pending registration under the 1933 Act.

FUND PERFORMANCE

The following table shows the Fund’s performance for the fiscal year ended March 31, 2026, vs the Bloomberg Municipal Bond Index.

Past performance is not predictive of future results.

Performance calculations do not reflect any deduction of taxes that a shareholder may have to pay on Fund distributions or any commissions payable on the sale of Fund shares. The return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value (“NAV”) on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

	Average Annual Total Returns
	as of March 31, 2026
	1-Year	Since Inception*
GNMA & US Government Target Maturity Fund for PR Residents, Inc. - NAV	16.89%	6.77%
Bloomberg Municipal Bond Index	4.29%	0.63%

Growth of an assumed $10,000 investment as of March 31, 2026*

* While the Fund commenced operations on May 15, 2003, it did not register with the SEC under the 1940 Act until May 14, 2021.

The Fund’s principal distributions commenced on May 16, 2013. Distributions made during prior years amounted to $98,993,225, representing a total of $5.60 per share. The NAV and market price for the Fund shares were reduced by these amounts. For the fiscal year ended March 31, 2026, principal distributions amounted to $10,754,910 representing $0.68 per share. The Fund’s remaining principal for distribution as of the year ended March 31, 2026, amounts to $3.72. The dividend payments are based on the remaining principal balance at the time of payment.

The following table provides summary data on the Fund’s dividends for the fiscal year based on NAV and market price as of March 31, 2026:

Dividend yield-based on market value	6.22%
Dividend yield based on NAV	4.39%
NAV as of March 31, 2026	$2.69
Market Price as of March 31, 2026	$1.90
Premium (discount) to NAV	(29.4%)

The Fund seeks to pay monthly dividends out of its net investment income. To permit the Fund to maintain a more stable monthly dividend, the Fund may pay dividends that are more or less than the amount of net income earned during the year.

The Fund’s net investment income was $1.8 million versus $2.0 million last year. The dividend paid was $1.9 million versus $2.1 million last year. The Fund distributed all of its net investment income plus approximately $83,000 of net investment income from prior years.

The Fund’s investment portfolio is comprised of various security classes. UBS Asset Managers of Puerto Rico, a division of UBS Trust Company of Puerto Rico (the “Investment Adviser”) considers numerous characteristics of each asset class to meet the Fund’s investment objective. All of the U.S. Agency securities in which the Fund invests have call dates prior to maturity. The majority of the Fund’s investment portfolio is comprised of two investment classes consisting of Mortgage-Backed Securities (“MBS”) issued and guaranteed by the Government National Mortgage Association (“GNMA”) and U.S. government agency securities. The MBS are subject to prepayments on the underlying mortgages. The Fund also invests in Puerto Rico Sales Tax Financing Corporation (“COFINA”) bonds.

The chart below reflects the breakdown of the Fund’s investment portfolio (based on % of Total Investments) as of March 31, 2026. For details of the security categories below, please refer to the enclosed Schedule of Investments.

The largest Puerto Rico holdings in the portfolio are MBS issued and guaranteed by GNMA. The MBS are comprised of residential properties in Puerto Rico. GNMA has the full faith and credit of the U.S. government. The balance of the MBS amounted to 49.20% of the total portfolio. The MBS consists mostly of tax-exempt GNMA serial pools. The Fund also holds a smaller portion in taxable pools that repay principal and interest on a monthly basis. There was a reduction of $3.6 million in the outstanding balance from continued MBS paydowns. The valuation of the MBS increased slightly compared to last year as the duration decreases as the pools approach their maturity.

COFINA bonds represent 16.32% of the portfolio. The newly exchanged bonds are secured by 53.65% of the pledged sales and use tax through 2058, which amounts to $552.9 million for fiscal year 2026, and a 4% increase each year, capping out at $992.5 million in fiscal year 2041. The valuation of the COFINA bonds decreased during the year in response to higher long-term rates. Transfers to the bonds’ trustee for the redemption of the bonds for fiscal 2026 commenced on July 1, 2025. On October 21, 2025, COFINA announced that 100% of the required Puerto Rico sales and use tax (“IVU”) collections had been transferred to the bond trustee.

The Fund’s U.S. holdings are comprised of one remaining long term U.S. agency and one short-term discount note pending the payment of capital dividends. They represent 34.48% of the portfolio. The valuation of the long-term U.S. agency increased during the year in response to a decrease in the bond’s duration.

The NAV of the Fund decreased $0.67 during the year from $3.36 at the beginning of the year to $2.69 at fiscal year-end. The decrease is mostly due to the $0.68 capital distribution. At fiscal year-end the Fund’s indicated market value was a 29.4% discount to its NAV, a decrease from the discount of 40.5% at fiscal year-end 2025.

FUND HOLDINGS SUMMARIES

The following tables show the allocation of the Fund’s portfolio (based on % of Total Investments) using various metrics as of fiscal year end. It should not be construed as a measure of performance for the Fund itself. The portfolio is actively managed, and holdings are subject to change.

Portfolio Composition
(% of Total Portfolio)
Sales and Use Tax (PR)	16.32%
Mortgage-Backed Securities	49.20%
U.S. Agencies	34.48%
Total	100.00%

Geographic Allocation
(% of Total Portfolio)
Puerto Rico	65.52%
U.S.	34.48%

100.00%

The following table shows the ratings of the Fund’s portfolio securities (based on % of Total Investments) as of March 31, 2026. The ratings used are the highest rating given by one of the three nationally recognized rating agencies, Fitch Ratings (Fitch), Moody’s Investors Service (Moody’s), and S&P Global Ratings (S&P). Ratings are subject to change.

Rating	Percent
AA	83.68%
Not Rated	16.32%
Total	100.00%

The “Not-Rated” category is comprised of the new-issue COFINA bonds issued in 2019. The bonds were issued without a rating from any of the rating agencies pending a determination by the Board of Directors of COFINA on the appropriate timing to apply for such rating. As of March 31, 2026, the COFINA Board had not applied for a rating.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell, or hold a security or an investment strategy, and is not provided in a fiduciary capacity. The information provided does not consider the specific objectives or circumstances of any particular investor or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her financial advisors. The views expressed herein are those of the Investment Adviser as of the date of this report. The Fund disclaims any obligation to update publicly the views expressed herein.

FUND LEVERAGE

THE BENEFITS AND RISKS OF LEVERAGE

As a fundamental policy the Fund may only issue senior securities, as defined in the 1940 Act (“Senior Securities”), representing indebtedness to the extent that immediately after their issuance, the value of its total assets, less all the Fund’s liabilities and indebtedness that are not represented by Senior Securities being issued or already outstanding, is equal to or greater than the total of 300% of the aggregate par value of all outstanding indebtedness issued by the Fund. The Fund may only issue Senior Securities representing preferred stock to the extent that immediately after any such issuance, the value of its total assets, less all the Fund’s liabilities and indebtedness that are not represented by Senior Securities being issued or already outstanding, is equal to or greater than the total of 200% of the aggregate par value of all outstanding preferred stock (not including any accumulated dividends or other distributions attributable to such preferred stock) issued by the Fund. These asset coverage requirements must also be met any time the Fund pays a dividend or makes any other distribution on its issued and outstanding shares of common stock or any shares of its preferred stock (other than a dividend or other distribution payable in additional shares of common stock) as well as any time the Fund repurchases any shares of common stock, in each case after giving effect to such repurchase of shares of common stock or issuance of preferred stock, debt securities, or other forms of leverage in order to maintain asset coverage at the required levels. To the extent necessary, the Fund may purchase or redeem preferred stock, debt securities, or other forms of leverage in order to maintain asset coverage at the required levels. In such instances, the Fund will redeem Senior Securities, as needed, to maintain such asset coverage.

Subject to the above percentage limitations, the Fund may also engage in certain additional borrowings from banks or other financial institutions through reverse repurchase agreements. In addition, the Fund may also borrow for temporary or emergency purposes in an amount of up to an additional 5% of its total assets.

Leverage can produce additional income when the income derived from investments financed with borrowed funds exceeds the cost of such borrowed funds. In such an event, the Fund’s net income will be greater than it would be without leverage. On the other hand, if the income derived from securities purchased with borrowed funds is not sufficient to cover the cost of such funds, the Fund’s net income will be less than it would be without leverage.

To obtain leverage, the Fund may enter into collateralized reverse repurchase agreements with major institutions in the U.S. and/or may issue TSOs in the local market. Both, if applicable, are accounted for as collateralized borrowings in the financial statements. Typically, the Fund borrows for approximately 30-90 days at a variable borrowing rate based on short-term rates. The TSO program was suspended in May 2021, pending registration under the 1933 Act.

As of March 31, 2026, the Fund had no reverse repurchase agreements outstanding.

 GNMA & US Government Target Maturity Fund for Puerto Rico Residents, Inc.

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

 FINANCIAL HIGHLIGHTS

			For the fiscal year ended March 31, 2026	For the fiscal year ended March 31, 2025	For the fiscal year ended March 31, 2024	For the fiscal year ended March 31, 2023	For the fiscal year ended March 31, 2022

Increase (Decrease) in Net Asset Value:

Per Share		Net asset value applicable to common stock, beginning of period	$3.36	$3.35	$3.31	$3.75	$4.94

Operating		Net investment income (a)	0.11	0.13	0.13	0.13	0.16
Performance:		Net realized gain (loss) and unrealized appreciation (depreciation) from investments (a)	0.02	0.01	0.04	(0.29)	(0.23)

		Total from investment operations	0.13	0.14	0.17	(0.16)	(0.07)

		Less: Dividends from net investment income to common shareholders	(0.12)	(0.13)	(0.13)	(0.14)	(0.16)
		Return of capital	(0.68)	-	-	(0.14)	(0.96)

		Net asset value applicable to common stock, end of period	$2.69	$3.36	$3.35	$3.31	$3.75

		Market value, end of period (b)	$1.90	$2.00	$1.81	$1.90	$2.86

Total Investment	(f)	Based on net asset value per share	16.89%	7.29%	8.95%	(1.14)%	1.73%
Return:

Ratios:	(c) (d) (e)	Net expenses to average net assets applicable to common shareholders - net of waived fees	1.13%	1.10%	1.83%	1.64%	1.06%
	(c) (d) (e)	Gross expenses to average net assets applicable to common shareholders	1.50%	1.49%	2.28%	2.09%	1.47%
	(c) (e)	Gross operating expenses to average net assets applicable to common shareholders	1.50%	1.48%	1.67%	1.70%	1.46%
	(c)	Interest and leverage related expenses to average net assets applicable to common shareholders	0.00%	0.01%	0.61%	0.39%	0.01%
	(c) (e)	Net investment income to average net assets applicable to common shareholders - net of waived fees	3.55%	3.80%	3.88%	3.95%	3.46%

Supplemental Data:		Net assets applicable to common shareholders, end of period (in thousands)	$42,502	$53,086	$53,003	$52,424	$59,338

	(g)	Portfolio turnover	0.00%	0.00%	17.52%	21.05%	3.45%

	(g)	Portfolio turnover excluding the proceeds from calls and maturities of portfolio securities and the proceeds from mortgage-backed securities paydowns	0.00%	0.00%	0.00%	0.00%	0.00%

	(a)	Based on average outstanding common shares of 15,816,043 for the fiscal years ended March 31, 2026, March 31, 2025, March 31, 2024, March 31, 2023, and March 31, 2022.

	(b)	Period-end market values provided by UBS Financial Services, Inc., a dealer of the Fund’s shares and an affiliated party. The market values shown may reflect limited trading in shares of the Fund.

	(c)	Based on average net assets applicable to common shareholders of $50,337,453, $53,041,226, $52,257,558, $54,007,248 and $71,430,110 for the fiscal years ended March 31, 2026, March 31, 2025, March 31, 2024, March 31, 2023, and March 31, 2022, respectively.

	(d)	Expenses include both operating and interest and leverage related expenses.

	(e)	The effect of the expenses waived for the fiscal years ended March 31, 2026, March 31, 2025, March 31, 2024, March 31, 2023, and March 31, 2022, was to decrease the expense ratios, thus increasing the net investment ratio to average net assets by 0.37%, 0.39%, 0.45%, 0.45%, and 0.41%, respectively.

	(f)	Dividends are assumed to be reinvested at the lower of the per share market value/net asset value or the closing market price on the ex-dividend date. For the fiscal years ended March 31, 2026, March 31, 2025, March 31, 2024, March 31, 2023, and March 31, 2022, dividends were reinvested at market value.

	(g)	For the fiscal year ended March 31, 2022, the portfolio turnover calculation excludes transactions related to the restructuring of Employees Retirement System Bonds which became effective on March 15, 2022.

The accompanying notes are an integral part of these financial statements.

GNMA & US GOVERNMENT TARGET MATURITY FUND FOR PUERTO RICO RESIDENTS, INC.

SCHEDULE OF INVESTMENTS	March 31, 2026

Face Amount		Issuer	Coupon	Maturity Date	Value
Puerto Rico Agencies Bonds and Notes - 10.71% of net assets applicable to common shareholders, total cost of $4,761,000
$217,000	B	Puerto Rico Sales Tax	4.50%	07/01/34	$216,996
109,000	B	Puerto Rico Sales Tax	4.55%	07/01/40	108,574
805,000	B	Puerto Rico Sales Tax	4.75%	07/01/53	749,606
2,035,000	B	Puerto Rico Sales Tax	5.00%	07/01/58	1,934,567
1,114,000	B	Puerto Rico Sales Tax	4.33%	07/01/40	1,097,856
34,000	B	Puerto Rico Sales Tax	4.54%	07/01/53	30,383
447,000	B	Puerto Rico Sales Tax	4.78%	07/01/58	412,714

$4,761,000					$4,550,696

Puerto Rico Agencies Zero Coupons Bonds - 5.52% of net assets applicable to common shareholder, total cost of $2,269,526
$150,000	C	Puerto Rico Sales Tax	0.00%	07/01/27	$144,197
204,000	C	Puerto Rico Sales Tax	0.00%	07/01/29	183,302
263,000	C	Puerto Rico Sales Tax	0.00%	07/01/31	218,605
296,000	C	Puerto Rico Sales Tax	0.00%	07/01/33	227,436
2,817,000	C	Puerto Rico Sales Tax	0.00%	07/01/46	987,035
2,294,000	C	Puerto Rico Sales Tax	0.00%	07/01/51	585,050

$6,024,000					$2,345,625

Principal Outstanding Amount
Puerto Rico GNMA Exempt - 45.82% of net assets applicable to common shareholders, total cost of $18,994,268
$38,203		GNMA Pool 445572	6.50%	05/15/27	$39,232
39,613		GNMA Pool 445574	6.50%	06/15/27	40,680
38,110		GNMA Pool 449313	6.50%	06/15/27	39,137
33,795		GNMA Pool 449314	6.50%	06/15/27	34,705
36,735		GNMA Pool 449327	6.50%	07/15/27	37,725
45,276		GNMA Pool 449334	6.50%	07/15/27	46,496
45,129		GNMA Pool 449335	6.50%	07/15/27	46,345
41,189		GNMA Pool 449336	6.50%	07/15/27	42,299
38,835		GNMA Pool 449337	6.50%	08/15/27	39,881
33,289		GNMA Pool 449341	6.50%	08/15/27	34,186
26,226		GNMA Pool 449352	6.50%	08/15/27	26,933
29,670		GNMA Pool 449365	6.50%	04/15/27	30,469
34,791		GNMA Pool 456321	6.50%	02/15/28	35,728
72,114		GNMA Pool 456391	6.50%	02/15/28	74,057
37,055		GNMA Pool 456382	6.50%	04/15/28	38,053
42,443		GNMA Pool 456398	6.50%	04/15/28	43,586
38,413		GNMA Pool 469501	6.50%	03/15/28	39,448
36,076		GNMA Pool 469524	6.50%	04/15/28	37,048
42,747		GNMA Pool 469527	6.50%	04/15/28	43,899
40,221		GNMA Pool 469532	6.50%	04/15/28	41,305
44,693		GNMA Pool 469540	6.50%	05/15/28	45,897
35,861		GNMA Pool 469544	6.50%	05/15/28	36,827
37,819		GNMA Pool 469575	6.50%	07/15/28	38,838
47,022		GNMA Pool 469579	6.50%	07/15/28	48,289
38,447		GNMA Pool 476738	6.50%	07/15/28	39,483
49,897		GNMA Pool 476753	6.50%	08/15/28	51,241
26,834		GNMA Pool 476776	6.50%	10/15/28	27,557
37,565		GNMA Pool 476777	6.50%	10/15/28	38,577
33,900		GNMA Pool 476778	6.50%	09/15/28	34,813
69,083		GNMA Pool 494895	6.50%	03/15/29	70,944
38,345		GNMA Pool 494925	6.00%	03/15/29	39,234
56,332		GNMA Pool 494926	6.50%	01/15/29	57,850
33,567		GNMA Pool 494927	6.50%	01/15/29	34,471
39,856		GNMA Pool 494928	6.50%	12/15/28	40,930
38,454		GNMA Pool 494929	6.50%	01/15/29	39,490
43,476		GNMA Pool 494930	6.50%	01/15/29	44,647
60,292		GNMA Pool 494941	6.50%	01/15/29	61,916
81,159		GNMA Pool 494973	6.50%	03/15/29	83,345
37,515		GNMA Pool 448265	7.00%	04/15/27	37,963
42,294		GNMA Pool 449348	7.00%	08/15/27	42,799
41,034		GNMA Pool 453513	7.00%	08/15/27	41,524
33,817		GNMA Pool 453523	7.00%	08/15/27	34,221
33,091		GNMA Pool 426805	7.50%	08/15/26	32,948
40,761		GNMA Pool 298996	7.00%	09/15/27	41,248
49,296		GNMA Pool 425579	6.50%	06/15/26	50,624
45,943		GNMA Pool 449346	7.00%	08/15/27	46,492
42,244		GNMA Pool 449347	7.00%	08/15/27	42,748
39,070		GNMA Pool 453516	7.00%	08/15/27	39,537
36,419		GNMA Pool 453519	7.00%	08/15/27	36,854
45,895		GNMA Pool 494987	7.00%	03/15/29	46,443
47,500		GNMA Pool 494993	6.50%	03/15/29	48,780
39,019		GNMA Pool 495000	6.50%	03/15/29	40,070
73,376		GNMA Pool 495006	6.50%	03/15/29	75,353
37,943		GNMA Pool 495010	6.50%	04/15/29	38,965
44,276		GNMA Pool 495029	6.50%	05/15/29	45,469
31,404		GNMA Pool 495080	6.00%	09/15/29	32,132
49,576		GNMA Pool 508627	6.50%	09/15/28	50,912
45,444		GNMA Pool 528542	7.00%	12/15/30	45,987
69,918		GNMA Pool 530802	6.00%	01/15/33	71,539
69,035		GNMA Pool 530807	6.00%	02/15/33	70,636
122,027		GNMA Pool 553952	6.00%	10/15/31	124,857
246,449		GNMA Pool 553984	6.00%	06/15/31	252,164

The accompanying notes are an integral part of these financial statements.

PUERTO RICO GNMA & U.S. GOVERNMENT TARGET MATURITY FUND, INC.

SCHEDULE OF INVESTMENTS	March 31, 2026

Principal Outstanding Amount	Issuer	Coupon	Maturity Date	Value
Puerto Rico GNMA Exempt - 45.82% of net assets applicable to common shareholders, total cost of $18,994,268 (continued)
$ 50,406	GNMA Pool 553986	6.00%	11/15/31	$51,575
96,771	GNMA Pool 544111	6.00%	03/15/33	99,015
218,683	GNMA Pool 568334	6.00%	08/15/32	223,754
102,226	GNMA Pool 607348	6.00%	06/15/33	104,597
388,463	GNMA Pool 607388	6.00%	06/15/33	397,471
295,817	GNMA Pool 607389	6.00%	08/15/33	302,677
150,484	GNMA Pool 607462	6.00%	12/15/33	153,974
399,160	GNMA Pool 607512	6.00%	05/15/34	408,417
292,304	GNMA Pool 678422	5.00%	04/15/38	292,506
281,126	GNMA Pool 681553	5.50%	09/15/38	286,591
47,101	GNMA Pool 688685	5.00%	05/15/38	47,133
220,883	GNMA Pool 688686	5.00%	05/15/38	221,035
293,943	GNMA Pool 702941	5.50%	11/15/38	299,657
122,428	GNMA Pool 702953	5.50%	12/15/38	124,808
195,724	GNMA Pool 702980	5.50%	02/15/39	199,529
41,410	GNMA Pool 426829	6.50%	05/15/27	42,526
40,707	GNMA Pool 448296	6.50%	06/15/27	41,804
40,511	GNMA Pool 449319	6.50%	07/15/27	41,602
36,038	GNMA Pool 451279	6.50%	07/15/27	37,009
32,377	GNMA Pool 451283	6.50%	07/15/27	33,249
45,748	GNMA Pool 451295	6.50%	08/15/27	46,980
35,552	GNMA Pool 451301	6.50%	08/15/27	36,510
34,431	GNMA Pool 453704	6.50%	10/15/27	35,359
46,036	GNMA Pool 460530	6.50%	01/15/28	47,276
36,004	GNMA Pool 460594	6.50%	04/15/28	36,974
29,383	GNMA Pool 471909	6.50%	04/15/28	30,175
40,103	GNMA Pool 471914	6.50%	05/15/28	41,183
31,740	GNMA Pool 471933	6.50%	06/15/28	32,595
44,106	GNMA Pool 471940	6.50%	06/15/28	45,294
43,329	GNMA Pool 471982	6.50%	08/15/28	44,496
70,381	GNMA Pool 487279	6.50%	09/15/28	72,277
29,316	GNMA Pool 487280	6.50%	09/15/28	30,106
34,526	GNMA Pool 487309	6.50%	10/15/28	35,456
47,448	GNMA Pool 487316	6.50%	10/15/28	48,726
36,798	GNMA Pool 487342	6.50%	12/15/28	37,789
130,913	GNMA Pool 487351	6.00%	07/15/31	136,360
33,629	GNMA Pool 487373	6.50%	01/15/29	34,535
49,094	GNMA Pool 487392	6.50%	02/15/29	50,417
53,923	GNMA Pool 487395	6.00%	02/15/29	55,173
140,704	GNMA Pool 487396	6.00%	08/15/31	145,987
28,665	GNMA Pool 487425	6.00%	03/15/29	29,330
43,595	GNMA Pool 487426	6.50%	03/15/29	44,769
59,944	GNMA Pool 487429	6.50%	03/15/29	61,559
42,717	GNMA Pool 487450	6.50%	04/15/29	43,868
58,364	GNMA Pool 487455	6.00%	07/15/31	59,430
40,934	GNMA Pool 487479	6.50%	05/15/29	42,037
42,482	GNMA Pool 487482	6.00%	05/15/29	43,467
38,167	GNMA Pool 487512	6.50%	06/15/29	39,195
58,774	GNMA Pool 487535	6.00%	06/15/29	60,137
45,468	GNMA Pool 487539	6.00%	07/15/29	46,522
44,883	GNMA Pool 487540	6.00%	07/15/29	45,924
122,177	GNMA Pool 487561	6.00%	06/15/29	125,362
71,638	GNMA Pool 500634	6.50%	07/15/29	73,568
42,389	GNMA Pool 500652	6.50%	08/15/29	43,531
41,634	GNMA Pool 509177	6.50%	02/15/32	42,756
116,587	GNMA Pool 509178	6.00%	07/15/31	120,882
127,987	GNMA Pool 509180	6.00%	08/15/31	129,845
63,268	GNMA Pool 509191	6.00%	09/15/29	64,735
34,564	GNMA Pool 509215	6.50%	09/15/29	35,495
32,891	GNMA Pool 509225	6.50%	12/15/29	33,777
142,779	GNMA Pool 509249	6.00%	08/15/29	146,607
29,869	GNMA Pool 509252	6.50%	11/15/29	30,674
43,168	GNMA Pool 509253	6.00%	11/15/29	44,169
33,693	GNMA Pool 509264	6.50%	12/15/29	34,601
249,975	GNMA Pool 515276	6.00%	10/15/29	255,704
43,183	GNMA Pool 515286	6.50%	10/15/29	44,346
39,414	GNMA Pool 515287	6.50%	09/15/29	40,476
193,988	GNMA Pool 515303	6.00%	01/15/30	199,254
55,170	GNMA Pool 515325	6.00%	03/15/30	56,449
150,399	GNMA Pool 515345	6.00%	01/15/30	152,223
145,395	GNMA Pool 515346	6.00%	01/15/30	147,188
47,617	GNMA Pool 515352	6.50%	04/15/30	48,900
34,088	GNMA Pool 515354	6.50%	04/15/30	35,006
42,370	GNMA Pool 515402	6.00%	06/15/30	43,353
69,461	GNMA Pool 515426	6.50%	07/15/30	71,332
53,215	GNMA Pool 515427	6.50%	06/15/30	54,649
285,508	GNMA Pool 515470	6.00%	08/15/30	293,128
337,202	GNMA Pool 515471	6.00%	09/15/30	344,930
63,620	GNMA Pool 515492	6.50%	10/15/30	65,334
653,202	GNMA Pool 515496	6.00%	09/15/30	668,659
61,079	GNMA Pool 515518	6.50%	11/15/30	62,724
205,454	GNMA Pool 529771	6.00%	11/15/30	211,314
204,465	GNMA Pool 529772	6.00%	11/15/30	210,968
225,030	GNMA Pool 529773	6.00%	11/15/30	231,943

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS	March 31, 2026

Principal Outstanding Amount		Issuer	Coupon	Maturity Date	Value
Puerto Rico GNMA Exempt - 45.82% of net assets applicable to common shareholders, total cost of $18,994,268 (concluded)
$ 152,498		GNMA Pool 529774	6.00%	11/15/30	$157,038
144,324		GNMA Pool 529820	6.00%	01/15/31	149,347
147,602		GNMA Pool 529821	6.00%	12/15/30	153,547
106,453		GNMA Pool 529822	6.00%	01/15/31	109,968
92,280		GNMA Pool 529823	6.00%	01/15/31	95,344
42,252		GNMA Pool 529875	6.50%	04/15/31	43,390
117,364		GNMA Pool 529931	6.50%	05/15/31	120,676
91,486		GNMA Pool 529932	6.00%	04/15/31	95,300
42,814		GNMA Pool 556228	6.50%	09/15/31	43,967
235,970		GNMA Pool 556266	6.50%	09/15/31	242,327
205,077		GNMA Pool 556285	6.50%	10/15/31	210,602
316,742		GNMA Pool 556286	6.50%	10/15/31	325,275
86,067		GNMA Pool 559298	6.50%	12/15/31	88,386
260,639		GNMA Pool 556322	6.50%	12/15/31	267,661
330,489		GNMA Pool 572028	6.00%	02/15/33	338,153
140,007		GNMA Pool 572043	6.00%	05/15/33	143,254
318,053		GNMA Pool 572048	6.00%	06/15/33	325,429
171,189		GNMA Pool 572063	6.00%	09/15/33	175,159
119,543		GNMA Pool 583198	6.00%	03/15/32	122,315
61,414		GNMA Pool 583262	6.00%	06/15/32	62,838
560,907		GNMA Pool 593715	6.00%	05/15/33	579,562
417,703		GNMA Pool 593717	6.00%	07/15/33	431,595
541,089		GNMA Pool 593733	6.00%	07/15/33	559,085
26,764		GNMA Pool 470912	6.50%	03/15/28	27,485
29,754		GNMA Pool 470937	6.50%	06/15/28	30,556
390,642		GNMA Pool 572104	6.00%	04/15/34	399,701
160,610		GNMA Pool 593682	6.00%	04/15/33	164,335
254,248		GNMA Pool 593693	6.00%	06/15/33	260,144
90,551		GNMA Pool 593759	5.50%	11/15/33	92,311
451,812		GNMA Pool 593760	6.00%	08/15/33	466,838
138,821		GNMA Pool 593777	5.50%	12/15/33	141,520
259,461		GNMA Pool 593778	6.00%	11/15/33	265,478
597,574		GNMA Pool 593789	6.00%	11/15/33	617,448

$18,994,275	A				$19,474,577

Puerto Rico GNMA Taxable - 3.08% of net assets applicable to common shareholders, total cost of $1,255,715
$166,806		GNMA Pool 572102	6.00%	04/15/34	$170,266
105,498		GNMA Pool 572112	6.00%	06/15/34	110,526
185,542		GNMA Pool 592864	6.00%	01/15/36	195,050
8,372		GNMA Pool 647682	6.00%	06/15/37	8,436
62,195		GNMA Pool 669726	5.50%	05/15/37	64,683
52,460		GNMA Pool 669729	6.00%	05/15/37	54,504
203,607		GNMA Pool 670312	5.50%	05/15/37	212,107
82,567		GNMA Pool 678511	6.00%	11/15/37	85,800
131,043		GNMA Pool 681588	6.00%	10/15/38	137,771
43,489		GNMA Pool 681589	6.00%	10/15/38	45,192
43,498		GNMA Pool 631037	5.50%	12/15/34	45,040
170,638		GNMA Pool 678523	6.00%	12/15/37	179,385

$1,255,715	A				$1,308,760

US Government, Agency, and Instrumentalities - 34.27% of net assets applicable to common shareholders, total cost of $16,099,392
$10,000,000		Federal Home Loan Bank	1.50%	07/20/32	$8,465,770
6,100,000		Federal Home Loan Bank Discount Note	0.00%	04/02/26	6,099,386

$16,100,000					$14,565,156

Total investments (99.40% of net assets applicable to common shareholders)					$42,244,814
Other Assets and Liabilities, net (0.60% of net assets applicable to common shareholders)					256,793

Net assets applicable to common shareholders - 100%					$42,501,607

	A	GNMA - represents mortgage-backed obligations guaranteed by the Government National Mortgage Association. They are subject to principal paydowns as a result of pre-payments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

	B	Revenue Bonds - issued by agencies and payable from revenues and other sources of income of the corresponding agency as specified in the applicable prospectus. These bonds are not obligations of the Commonwealth of Puerto Rico.

	C	Issued with a zero coupon. Income is recognized through the accretion of discount.

The accompanying notes are an integral part of these financial statements.

GNMA & US GOVERNMENT TARGET MATURITY FUND FOR PUERTO RICO RESIDENTS, INC.

STATEMENT OF ASSETS AND LIABILITIES	March 31, 2026

Assets:	Investments in securities, at value (identified cost - $43,379,901):		$42,244,814
	Cash		344,480
	Interest receivable		188,765
	Prepaid expenses and other assets		208

	Total assets		42,778,267

Liabilities:	Dividends payable to common shareholders		110,317
	Directors’ fee payable		6,000
	Payables:
	Investment advisory fees	12,530
	Administration, custody, and transfer agent fees	5,439	17,969

	Professional fees		94,724
	Reporting fees		41,350
	Accrued expenses and other liabilities		6,300

	Total liabilities		276,660

Net Assets Applicable to Common Shareholders:			$42,501,607

Net Assets Applicable to

Common Shareholders

consist of:
	Paid-in-Capital ($0.01 par value, 88,000,000 shares authorized, 15,816,043 shares issued and outstanding)		$53,117,332
	Total Distributable Earnings (Accumulated Loss) (Notes 1 and 7)		(10,615,725)

	Net assets applicable to common shareholders		$42,501,607

	Net asset value applicable to common shares - per share; 15,816,043 shares outstanding		$2.69

The accompanying notes are an integral part of these financial statements.

GNMA & US GOVERNMENT TARGET MATURITY FUND FOR PUERTO RICO RESIDENTS, INC.

STATEMENT OF OPERATIONS

		For the fiscal year ended
		March 31, 2026

Investment Income:	Interest	$2,353,865

Expenses:	Investment advisory fees	344,710
	Administration, custody, and transfer agent fees	98,979
	Professional fees	205,384
	Directors’ fees and expenses	31,220
	Insurance expense	15,137
	Reporting fees	26,584
	Other	32,048

	Total expenses	754,062

	Waived investment advisory, administration, custodian, and transfer agent fees	(186,312)

	Net expenses after waived fees by investment adviser, administration, custodian, and transfer agent fees	567,750

Net Investment Income:		1,786,115

Unrealized Appreciation	Change in net unrealized appreciation (depreciation) on investments	253,866

(Depreciation) on Investments:	Total net unrealized appreciation (depreciation) on investments	253,866

	Net increase (decrease) in net assets resulting from operations	$2,039,981

The accompanying notes are an integral part of these financial statements.

GNMA & US GOVERNMENT TARGET MATURITY FUND FOR PUERTO RICO RESIDENTS, INC.

STATEMENT OF CHANGES IN NET ASSETS

		For the fiscal	For the fiscal
		year ended	year ended
		March 31, 2026	March 31, 2025
Increase (Decrease) in Net Assets:

	Net investment income	$1,786,115	$2,012,936
	Change in net unrealized appreciation (depreciation) on investments	253,866	158,081

	Net increase (decrease) in net assets resulting from operations	2,039,981	2,171,017

Dividends to Common Shareholders From:	Net investment income	(1,869,852)	(2,087,718)
	Return of capital	(10,754,910)	-

		(12,624,762)	(2,087,718)

Capital Share
Transactions:	Repurchase of common shares	-	-

Net Assets:	Net increase (decrease) in net assets applicable to common shareholders	(10,584,781)	83,299

	Net assets at the beginning of the year	53,086,388	53,003,089

	Net assets at the end of the year	$42,501,607	$53,086,388

The accompanying notes are an integral part of these financial statements.

GNMA & US GOVERNMENT TARGET MATURITY FUND FOR PUERTO RICO RESIDENTS, INC.

STATEMENT OF CASH FLOWS

		For the fiscal year ended
		March 31, 2026
Increase (Decrease) in Cash

Cash Provided by	Net increase (decrease) in net assets from operations	$2,039,981

Operations:	Adjusted by:

	Purchases of short-term portfolio securities	(112,521,787)

	Maturities, calls and paydowns of long-term portfolio securities	13,689,622

	Maturities of short-term portfolio securities	109,600,000

	Change in unrealized (appreciation) depreciation on investments	(253,866)

	Accretion of discounts on investments	(300,478)

	(Increase)/Decrease in assets:

	Interest receivable	102,017

	Prepaid expenses and other assets	27,040

	Increase/(Decrease) in liabilities:

	Investment advisory fees payable	(4,627)

	Administration, custody, and transfer agent fees payable	(2,285)

	Professional fees	(17,995)

	Reporting fees	(13,142)

	Accrued expenses and other liabilities	(46,439)

	Total cash provided by operations	12,298,041

Cash Used in
Financing Activities:	Dividends to common shareholders paid in cash	(1,933,511)
	Return of capital	(10,754,910)

	Total cash used in financing activities	(12,688,421)

Cash:	Net increase (decrease) in cash for the year	(390,380)
	Cash at the beginning of the year	734,860

	Cash at the end of the year	$344,480

The accompanying notes are an integral part of these financial statements.

GNMA & US Government Target Maturity Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

March 31, 2026

1.	Reporting Entity and Significant Accounting Policies

GNMA & US Government Target Maturity Fund for Puerto Rico Residents, Inc. (the “Fund”) is a non-diversified closed-end management investment company. The Fund is a corporation organized under the laws of the Commonwealth of Puerto Rico (“Puerto Rico”) and is registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”) as of May 14, 2021. Prior to such date and since inception, the Fund was registered and operated under the Puerto Rico Investment Companies Act of 1954, as amended. The Fund was incorporated on April 16, 2003, and commenced operations on May 15, 2003. UBS Asset Managers of Puerto Rico, a division of UBS Trust Company of Puerto Rico (“UBSTC”), is the Fund’s Investment Adviser. UBSTC is the Fund’s Administrator (“Administrator”).

The Fund’s investment objectives are (i) to provide current income, as is consistent with the preservation of capital, and (ii) to return the initial investment of $10 per share of common stock by or before December 31, 2043.

On May 24, 2018, the Economic Growth, Regulatory Relief, and Consumer Protection Act (Pub. L. No. 115-174) was signed into law and amended the 1940 Act to repeal the exemption from its registration of investment companies created under the laws of Puerto Rico, the U.S. Virgin Islands, or any other U.S. possession under Section 6(a)(1) thereof. The repeal of the exemption took effect on May 24, 2021. Upon the Fund’s registration under the 1940 Act, it must now register its future offerings of securities under the 1933 Act, absent an available exception. There is limited trading in Fund shares, which are not registered under the 1933 Act, and are only traded via private transactions.

The Fund is expected to be liquidated on or about December 31, 2043 (the “Target Date”). The Fund intends to distribute to shareholders during the period commencing May 16, 2013, and ending approximately on the Target Date, an amount at least equal, in the aggregate, to the initial offering price of $10 per share. As a result, the Fund has established a restricted account within undistributed net investment income for tax purposes to recoup amounts paid in connection with its initial public offering. As a fundamental policy, the securities purchased by the Fund will not have an expected maturity date subsequent to December 31, 2033, in the case of securities which are not mortgage-backed securities, and December 31, 2043, in the case of mortgage-backed securities. However, due to the COFINA debt restructuring and corresponding bond exchange, the Fund now holds new COFINA bonds in its investment portfolio with maturity dates beyond December 31, 2033.

Certain charter provisions of the Fund might be void and unenforceable under the 1940 Act including, without limitation, provisions (i) permitting indemnification of officers and directors to the fullest extent permitted by Puerto Rico law, (ii) setting forth the required vote for changes to fundamental policies of the Fund, and (iii) stating that, to the fullest extent permitted by Puerto Rico law, no officer or director will be liable to the Fund or shareholders.

The following is a summary of the Fund’s significant accounting policies:

Use of Estimates in Financial Statements Preparation

The Fund is an investment company that applies the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services-Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

GNMA & US Government Target Maturity Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

March 31, 2026

Net Asset Value Per Share

The NAV per share of the Fund is determined by the Administrator on Wednesday of each week after the close of trading on the New York Stock Exchange (NYSE) or, if such day is not a business day in New York or Puerto Rico, on the next succeeding business day, and at month-end if such date is not a Wednesday. The NAV per share is computed by dividing the total assets of the Fund, less its liabilities, by the total number of outstanding shares of the Fund.

Valuation of Investments

The Fund’s assets are valued by UBSTC on the basis of valuations provided by pricing services or by dealers which were approved by Fund management and the Board of Directors (the “Board”). In arriving at their valuation, pricing sources may use both a grid matrix of securities values as well as the evaluations of their staff. The valuation, in either case, could be based on information concerning actual market transactions and quotations from dealers or a grid matrix performed by an outside vendor that reviews certain market and security factors to arrive at a bid price for a specific security. Certain Puerto Rico obligations have a limited number of market participants and, thus, might not have a readily ascertainable market value and may have periods of illiquidity. If the Fund has securities for which quotations are not readily available from any source, they will be fair valued by or under the direction of the Investment Adviser utilizing quotations and other information concerning similar securities obtained from recognized dealers. The Investment Adviser can override any price that it believes is not consistent with market conditions. Valuation adjustments are limited to those necessary to ensure that the financial instrument’s fair value is adequately representative of the price that would be received or paid in the marketplace. These adjustments include amounts that reflect counterparty credit quality, constraints on liquidity, and unobservable parameters that are applied consistently.

The Investment Adviser has been appointed by the Fund’s Board as the valuation designee pursuant to Rule 2a-5 of the 1940 Act. The Investment Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held by the Fund. The Committee operates under pricing and valuation policies and procedures established by the Investment Adviser and approved by the Board. The policies and procedures set forth the mechanisms and processes to be employed on a weekly basis related to the valuation of portfolio securities for the purpose of determining the NAV of the Fund. The Committee reports to the Board on a regular basis.

GAAP provides a framework for measuring fair value and expands disclosures about fair value measurements and requires disclosure surrounding the various inputs that are used in determining the fair value of the Fund’s investments. These inputs are summarized in three broad levels listed below:

●

Level 1 - Quoted prices in active markets for identical assets and liabilities at the measurement date. An active market is one in which transactions for the assets occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

●

Level 2 - Significant inputs other than quoted prices included in Level 1 that are observable (including quoted prices for similar securities, interest rates, pre-payment speeds, credit risk, etc.), either directly or indirectly.

●

Level 3 - Significant unobservable inputs, for example, inputs derived through extrapolation that cannot be corroborated by observable market data. These will be developed based on the best information available in the circumstances, which might include UBSTC’s own data. Level 3 inputs will consider the assumptions that market participants would use in pricing the asset, including assumptions about risk (e.g., credit risk, model risk, etc.).

GNMA & US Government Target Maturity Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

March 31, 2026

Securities and other assets that cannot be priced according to the methods described above are valued based on policies and procedures approved by the Committee. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement. The Fund maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the observable inputs be used when available. Fair value is based upon quoted market prices when available.

The estimated fair value may be subjective in nature and may involve uncertainties and matters of significant judgment for certain financial instruments. Changes in the underlying assumptions used in calculating fair value could significantly affect the results. Therefore, the estimated fair value may materially differ from the value that could actually be realized on sale.

The inputs and methodology used for valuing securities or level assigned are not necessarily an indication of the risk associated with investing in those securities.

Following is a description of the Fund’s valuation methodologies used for assets and liabilities measured at fair value:

Puerto Rico Agencies, Bonds, and Notes: Obligations of Puerto Rico and political subdivisions are segregated and those with similar characteristics are then divided into specific sectors. The values for these securities are obtained from third-party pricing service providers that use a pricing methodology based on observable market inputs. Market inputs used in the evaluation process include all or some of the following: trades, bid price or spread quotes, benchmark curves (including, but not limited to, Treasury benchmarks and swap curves), and discount and capital rates. These bonds are classified as Level 2.

Mortgage and Other Asset-Backed Securities: Fair value for these securities is mostly obtained from third-party pricing service providers that use a pricing methodology based on observable market inputs. Certain agency, mortgage, and other asset-backed securities (“MBS”) are priced based on a bond’s theoretical value from similar bonds, the term “similar” being defined by credit quality and market sector. Their fair value incorporates an option adjusted spread. The agency MBS are classified as Level 2.

Obligations of U.S. Government Sponsored Entities, States, and Municipalities: The fair value of obligations of U.S. government sponsored entities, states, and municipalities is obtained from third-party pricing service providers that use a pricing methodology based on an active exchange market and quoted market prices for similar securities. These securities are classified as Level 2. U.S. agency notes are priced based on a bond’s theoretical value from similar bonds defined by credit quality and market sector and for which the fair value incorporates an option adjusted spread in deriving their fair value. These securities are classified as Level 2.

The following is a summary of the portfolio by inputs used as of March 31, 2026, in valuing the Fund’s investments carried at fair value:

	Investments in Securities
	Level 1	Level 2	Level 3	Balance 3/31/2026
Puerto Rico Agencies, Bonds, and Notes	$-	$6,896,321	$-	$6,896,321
Puerto Rico GNMA Exempt	-	19,474,577	-	19,474,577
Puerto Rico GNMA Taxable	-	1,308,760	-	1,308,760
US Government, Agency, and Instrumentalities	-	14,565,156	-	14,565,156

	$-	$42,244,814	$-	$42,244,814

GNMA & US Government Target Maturity Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

March 31, 2026

There were no Level 3 securities during the year ended March 31, 2026.

There were no transfers into or out of Level 3 during the fiscal year ended March 31, 2026.

Temporary cash investments are valued at amortized cost, which approximates market value. There were no temporary cash investments as of March 31, 2026.

Taxation

As a registered investment company under the 1940 Act, the Fund will not be subject to Puerto Rico income tax for any taxable year if it distributes at least 90% of its taxable net investment income for such year, as determined for these purposes pursuant to section 1112.01(a)(2) of the Puerto Rico Internal Revenue Code of 2011, as amended. Accordingly, as the Fund intends to meet this distribution requirement, the income earned by the Fund is not subject to Puerto Rico income tax at the Fund level.

The Fund can invest in taxable and tax-exempt securities. In general, distributions of taxable income dividends, if any, to Puerto Rico individuals, estates, and trusts are subject to a Puerto Rico withholding tax of 15% in the case of dividends distributed if certain requirements are met. Moreover, distribution of capital gains dividends, if any, to (a) Puerto Rico individuals, estates, and trusts are subject to a Puerto Rico income tax of 15% in the case of dividends distributed, and (b) Puerto Rico corporations are subject to a Puerto Rico income tax of 20% of the dividends distributed. Puerto Rico income tax withholdings are effected at the time of payment of the corresponding dividend. Individual shareholders may be subject to Puerto Rico alternate basic tax on certain fund distributions. Certain Puerto Rico entities receiving taxable income dividends are entitled to claim an 85% dividends received deduction.

For U.S. federal income tax purposes, the Fund is treated as a foreign corporation and does not intend to be engaged in a trade or business within the United States. As a foreign corporation not engaged in a trade or business in the United States, the Fund should generally not be subject to U.S. income tax on gains derived from the sale or exchange of personal property. Nevertheless, if it is determined that the Fund is engaged in a trade or business within the United States for purposes of the U.S. Internal Revenue Code of 1986, as amended (“U.S. Code”), and the Fund has taxable income that is effectively connected with such U.S. trade or business, the Fund will be subject to regular U.S. corporate income tax on its effectively connected taxable income, and maybe to a 30% branch profits tax and state and local taxes as well. Also, the Fund is subject to a 30% U.S. withholding tax on certain types of income from sources within the U.S., such as dividends and interest.

An investment in the Fund is designed solely for Puerto Rico residents due to the Fund’s specific tax features. The Fund does not intend to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the U.S. Code, and consequently an investor that is not (i) an individual who has his or her principal residence in Puerto Rico or (ii) a person, other than an individual, that has its principal office and principal place of business in Puerto Rico will not receive the tax benefits of an investment in a typical U.S. mutual fund (such as RIC tax treatment, i.e., availability of pass-through tax status for non-Puerto Rico residents) and may have adverse tax consequences for U.S. federal income tax purposes. If United States holders (which includes, but is not limited to, (i) citizens and residents of the United States who are not Puerto Rico individuals and (ii) corporations organized in the United States) invest in the Fund, such United States holders generally will be taxed on any dividend or interest paid by the Fund as ordinary income at the time such holders receive the dividend or interest or when it accrues, depending on such holder’s method of accounting for tax purposes. Additionally, United States holders will be taxed on any gain on the sale of an investment in the Fund.

GNMA & US Government Target Maturity Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

March 31, 2026

FASB Accounting Standards Codification Topic 740, Income Taxes (ASC 740) requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on its Puerto Rico income tax returns for all open tax years (the prior four tax years) and has concluded that there are no uncertain tax positions. On an ongoing basis, management will monitor the Fund’s tax position to determine if adjustments to this conclusion are necessary. The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expenses in the Statement of Operations. During the fiscal year ended March 31, 2026, the Fund did not incur any interest or penalties.

Statement of Cash Flows

The Fund issues its shares, invests in securities, and distributes dividends from net investment income and net realized gains which are paid in cash. These activities and additional information on cash receipts and payments are presented in the Statement of Cash Flows.

Accounting practices that do not affect the reporting of activities on a cash basis include carrying investments at fair value and amortizing premiums or discounts on debt obligations.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared and paid monthly. The Fund may at times pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income earned in other periods in order to permit the Fund to have a more stable level of distribution. The capital gains realized by the Fund, if any, may be retained by the Fund, as permitted by the Puerto Rico Internal Revenue Code of 2011, as amended, unless the Fund’s Board, acting through the Dividend Committee, determines that the net capital gains will also be distributed. The Fund records dividends on the ex-dividend date.

The Fund’s principal distributions commenced on May 16, 2013. Distributions made during prior years amounted to $98,993,225, representing a total of $5.60 per share. The NAV and market price for the Fund shares were reduced by these amounts. For the fiscal year ended March 31, 2026, principal distributions amounted to $10,754,910 representing $0.68 per share. The Fund’s remaining principal for distribution as of year ended March 31, 2026, amounts to $3.72. The dividend payments are based on the remaining principal balance at the time of payment.

Reverse Repurchase Agreements

Under these agreements, the Fund sells portfolio securities, receives cash in exchange, and agrees to repurchase the securities at a mutually agreed upon date and price. Ordinarily, those counterparties with which the Fund enters into these agreements require delivery of collateral, nevertheless, the Fund retains effective control over such collateral through the agreement to repurchase the collateral on or by the maturity of the reverse repurchase agreement. These transactions are treated as financings and recorded as liabilities. Therefore, no gain or loss is recognized on the transaction, and the securities pledged as collateral remain recorded as assets of the Fund. The Fund enters into reverse repurchase agreements that do not have third-party custodians, with the collateral delivered directly to the counterparty. Pursuant to the terms of the standard Securities Industry and Financial Markets Association (“SIFMA”) Master Repurchase Agreement, the counterparty is free to repledge or rehypothecate the collateral, provided it is delivered to the Fund upon maturity of the reverse repurchase agreement. This arrangement allows the Fund to receive better interest rates and pricing on the reverse repurchase agreements. While the Fund cannot monitor the rehypothecation of collateral, it does monitor the market value of the collateral versus the repurchase amount, that the income from the collateral is paid to the Fund on a timely basis, and that the collateral is returned at

GNMA & US Government Target Maturity Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

March 31, 2026

the end of the reverse repurchase agreement. These agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of securities received by the Fund may decline below the price of the securities that the Fund is obligated to repurchase, and that the value of the collateral posted by the Fund increases in value and the counterparty does not return it. Because the Fund borrows under reverse repurchase agreements based on the estimated fair value of the pledged assets, the Fund’s ongoing ability to borrow under its reverse repurchase facilities may be limited, and its lenders may initiate margin calls in the event of adverse changes in the market. A decrease in market value of the pledged assets may require the Fund to post additional collateral or otherwise sell assets at a time when it may not be in the best interest of the Fund to do so. There were no reverse repurchase agreements outstanding as of March 31, 2026.

Short-Term and Medium-Term Notes

The Fund has a short- and medium-term notes payable program as a funding vehicle to increase the amounts available for investments. The short- and medium-term notes may be issued from time to time in denominations of $1,000 or as may otherwise be specified in a supplement to the registration statements. The notes are collateralized by the pledge of certain securities of the Fund. The pledged securities are held by UBSTC, as agent for the Fund, for the benefit of the holders of the notes. The Fund suspended the current offerings of its securities, including notes, pending the registration of its securities under the 1933 Act, absent an available exception. There were no short- or medium-term notes outstanding as of March 31, 2026.

Preferred Shares

Pursuant to the Fund’s Certificate of Incorporation, as amended and supplemented, the Fund’s Board is authorized to issue up to 12,000,000 preferred shares with a par value of $25, in one or more series. During the fiscal year ended March 31, 2026, no preferred shares were issued or outstanding.

Operating Segments

An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and asses its performance, and has discrete financial information available. The Asset Liability Committee (ALCO) of the Fund’s Investment Adviser acts as the Fund’s CODM. Since its commencement, the Fund operates and is managed as a single operating segment, as the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic portfolio allocation is pre-determined in accordance with the term of its prospectus, based on a defined investment strategy which is executed by the Fund’s portfolio managers as a team.

The financial information in the form of the Fund’s portfolio investments, geographic allocation, leverage, net investment income, total return, expense ratio and changes in net assets resulting from operations, which are used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmark and to make resource allocation decisions for the Fund’s single segment is consistent with that presented within the Fund’s Financial Statements. The Accounting policies of the Fund are consistent with those described in these Notes to Financial Statement. Segment assets are reflected on the accompanying Statements of Assets and Liabilities as “total assets” and significant segment expenses are listed on the accompanying Statement of Operations.

Other

Security transactions are accounted for on trade date (the date on which the order to buy or sell is executed). Realized gains and losses on security transactions are determined on the identified cost method. Premiums and discounts on securities purchased are amortized using the interest method over the life or the expected life of the respective securities. Premiums are amortized at the earliest call date for any applicable securities. Income from interest and dividends from cumulative preferred shares is accrued, except when collection is not expected.

GNMA & US Government Target Maturity Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

March 31, 2026

2.	Investment Advisory, Administration, Custody, and Transfer Agency Agreements and Other Transactions with Affiliates

Pursuant to an investment advisory contract (the “Advisory Agreement”) with UBS Asset Managers of Puerto Rico, a division of UBSTC, and subject to the oversight of the Board, the Fund receives investment advisory services in exchange for a fee. The investment advisory fee will not exceed 0.75% of the Fund’s average weekly gross assets (including assets purchased with the proceeds of leverage). For the fiscal year ended March 31, 2026, investment advisory fees amounted to $344,710, equivalent to 0.75% of the Fund’s average weekly gross assets. The Investment Advisor voluntarily waived investment advisory fees in the amount of $160,864, for a net fee of $183,846. The investment advisory fees payable amounted to $12,530 as of March 31, 2026.

UBSTC also provided administrative, custody, and transfer agency services pursuant to (i) Administration, (ii) Custody, and (iii) Transfer Agency, Registrar, and Shareholder Servicing Agreements, respectively. UBSTC had engaged JP Morgan Chase Bank, N.A. to act as the sub-custodian for the Fund. UBSTC provided facilities and personnel to the Fund for the performance of its administration duties. The Administration Agreement and the Transfer Agency, Registrar, and Shareholder Servicing Agreement fees did not exceed 0.15% and 0.05%, respectively of the Fund’s average weekly gross assets. The Custody fees were solely sub-custodian costs and out-of-pocket expense reimbursements. For the fiscal year ended March 31, 2026, the administrative, custody, and transfer agency services fee amounted to $98,979. The administrator, custodian, and transfer agent voluntarily waived service fees in the amount of $25,448, for a net fee of $73,531. The administrative, custody, and transfer agent fees payable amounted to $5,439 as of March 31, 2026.

Certain Fund officers are also officers of UBSTC. The six independent directors of the Fund’s Board are paid based upon an agreed fee of $1,000 per fund for each quarterly Board meeting, $500 for each special Board meeting, and $500 per fund for each Audit Committee meeting. For the fiscal year ended March 31, 2026, the independent directors of the Fund were paid an aggregate compensation of $31,220. The Directors fees payable amounted to $6,000 as of March 31, 2026.

3.	Capital Share Transactions

The Fund is authorized to issue up to 88,000,000 common shares, par value $0.01 per share.

There were no capital share transactions for the fiscal years ended March 31, 2026, and March 31, 2025.

There were no share repurchase transactions during the fiscal years ended March 31, 2026, and March 31, 2025.

4.	Investment Transactions

The cost of U.S. obligation securities purchased was $112,521,787, which were related to short-term security purchases, for the fiscal year ended March 31, 2026. Proceeds from calls, paydowns, and maturities of Puerto Rico securities for the fiscal year ended March 31, 2026, amounted to $13,689,622. Proceeds from maturities of U.S. obligations securities for the fiscal year ended March 31, 2026, amounted to $109,600,000, which were related to maturities of short-term securities.

There were no affiliated transactions during the year.

GNMA & US Government Target Maturity Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

March 31, 2026

5.	Concentration of Credit Risk

Concentration of credit risk that arises from financial instruments exists for groups of customers or counterparties when they have similar economic characteristics that would cause their ability to meet contractual obligations to be similarly affected by changes in economic or other conditions.

The major concentration of credit risk arises from the Fund’s investment securities in relation to the location of the issuers of such investment securities. For calculating concentration, all securities guaranteed by the U.S. government or any of its subdivisions are excluded. At March 31, 2026, the Fund had investments with an aggregate fair value of approximately $6,896,321, which were revenue bonds issued by entities located in Puerto Rico and are not guaranteed by the Puerto Rico government.

6.	Investment and Other Requirements and Limitations

The Fund is subject to certain requirements and limitations related to investments and leverage. Some of these requirements and limitations are imposed by statute or by regulation, while others are imposed by procedures established by the Board. The most significant requirements and limitations are discussed below.

The Fund invests up to 67% of the Fund’s total assets in taxable and tax-exempt securities issued by Puerto Rico issuers, including securities by the Commonwealth of Puerto Rico and its political subdivisions and instrumentalities, mortgage-backed and asset-backed securities, and corporate obligations and preferred stock (the “67% Investment Requirement”). While the Fund intends to comply with the 67% Investment Requirement as market conditions permit, the Fund’s ability to procure sufficient Puerto Rico securities which meet the Fund’s investment criteria may, in the opinion of the Investment Adviser, be constrained due to the volatility affecting the Puerto Rico bond market since 2013 and the fact that the Puerto Rico government remains in the process of restructuring its outstanding debt under Title III of the Puerto Rico Oversight, Management, and Economic Stability Act (“PROMESA”) as well as undertaking other fiscal measures to stabilize Puerto Rico’s economy in accordance with the requirements of PROMESA, and this inability may continue for an indeterminate period of time. To the extent that the Fund is unable to procure sufficient amounts of such Puerto Rico securities, the Fund may acquire investments in securities of non-Puerto Rico issuers which satisfy the Fund’s investment policies. While the Fund will seek to invest at least an average of 20% of its total assets on an annual basis in Puerto Rico securities even in adverse market conditions, there is no guarantee that it will be able to do so if there are insufficient Puerto Rico securities which meet the Fund’s investment criteria.

The Fund invests, except where the Fund is unable to procure sufficient Puerto Rico Securities that meet the Fund’s investment criteria, in the opinion of the Investment Adviser, or other extraordinary circumstances, up to 33% of its total assets in securities issued by non-Puerto Rico entities. These include securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, non-Puerto Rico mortgage-backed and asset-backed securities, corporate obligations and preferred stock of non-Puerto Rico entities, municipal securities of issuers within the U.S., and other non-Puerto Rico securities that the Investment Adviser may select, consistent with the Fund’s investment objectives and policies.

As its fundamental policy, the Fund may not (i) issue senior securities, as defined in the 1940 Act, except to the extent permitted under the 1940 Act and except as otherwise described in the prospectus, or (ii) borrow money from banks or other entities, in excess of 33 1/3% of its total assets (including the amount of borrowings and debt securities issued); except that, the Fund may borrow from banks or other financial institutions for temporary or emergency purposes (including, among others, financing repurchases of notes and tender offers), in an amount of up to an additional 5% of its total assets.

GNMA & US Government Target Maturity Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

March 31, 2026

The Fund may issue preferred stock, debt securities, and other forms of leverage to the extent that immediately after their issuance, the value of the Fund’s total assets less all the Fund’s liabilities and indebtedness which are not represented by preferred stock, debt securities, or other forms of leverage being issued or already outstanding, is equal to or greater than 300% of the aggregate par value of all outstanding preferred stock (not including any accumulated dividends or other distributions attributable to such preferred stock) and the total amount outstanding of debt securities and other forms of leverage.

7.	Tax Basis of Distributions and Components of Distributable Earnings (Accumulated Losses)

The amount of net unrealized appreciation/(depreciation) and the cost of investment securities for tax purposes was as follows:

Cost of investments for tax purposes	$43,379,901

Gross appreciation	609,589
Gross depreciation	(1,744,676)

Net appreciation (depreciation)	$(1,135,087)

The Fund’s policy, as stated in its prospectus, is to distribute substantially all net investment income. In order to maintain a stable level of dividends, however, the Fund may at times pay more or less than the net investment income earned in a particular year.

For the fiscal years ended March 31, 2026, and March 31, 2025, the Fund had distributed from ordinary income $1,869,852 and $2,087,718 for tax purposes, respectively. The undistributed net investment income at March 31, 2026, and March 31, 2025, was as follows:

2026:

Undistributed net investment income for tax purposes at the beginning of the fiscal year end	$21,317,910
Net investment income for tax purposes	1,786,115
Dividends paid to common shareholders	(1,869,852)

Undistributed net investment income for tax purposes at the end of the fiscal year end	$21,234,173

2025:

Undistributed net investment income for tax purposes at the beginning of the fiscal year end	$21,392,692
Net investment income for tax purposes	2,012,936
Dividends paid to common shareholders	(2,087,718)

Undistributed net investment income for tax purposes at the end of the fiscal year end	$21,317,910

The undistributed net investment income and components of total distributable earnings (accumulated losses) on a tax basis at March 31, 2026, were as follows:

GNMA & US Government Target Maturity Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

March 31, 2026

Undistributed net investment income for tax purposes at the end of the fiscal year	$21,234,173
Accumulated net realized gain (loss) from investment	(30,714,811)
Unrealized net appreciation (depreciation) from investment	(1,135,087)

Total Distributable Earnings (Accumulated Loss)	$(10,615,725)

8.	Risks and Uncertainties

The Fund is exposed to various types of risks, such as geographic concentration, industry concentration, non-diversification, interest rate, and credit risks, among others. This list is qualified in its entirely by reference to the more detailed information provided in the offering documentation for securities issued by the Fund.

Puerto Rico Risk. The Fund invests in securities of Puerto Rico issuers. Consequently, the Fund generally is susceptible to economic, political, regulatory, or other factors adversely affecting issuers in Puerto Rico than an investment company that is not so concentrated in Puerto Rico issuers. In addition, securities issued by the Puerto Rico government or its instrumentalities are affected by the central government’s finances. That includes, but is not limited to, general obligations of Puerto Rico and revenue bonds, special tax bonds, or agency bonds. Over the past few years, many Puerto Rico government bonds as well as the securities issued by several Puerto Rico financial institutions have been downgraded as a result of several factors, including, without limitation, the downturn experienced by the Puerto Rico economy and the strained financial condition of the Puerto Rico government.

Conflicts of Interest. The investment advisory fee payable to the Investment Adviser during periods in which the Fund is utilizing leverage will be higher than when it is not doing so because the fee is calculated as a percentage of average weekly gross assets, including assets purchased with leverage. Because the asset base used for calculating the investment advisory fee is not reduced by aggregate indebtedness incurred in leveraging the Fund, the Investment Adviser may have a conflict of interest in formulating a recommendation to the Fund as to whether and to what extent to use leverage. This could impact the Fund’s ability to pay in the future.

UBS Asset Managers of Puerto Rico, UBS Financial Services Inc. (“UBSFS”), and their affiliates have engaged and may engage in business transactions with or related to any one of the issuers of the Fund’s investment assets, or with competitors of such issuers, as well as provide them with investment banking, asset management, trust, or advisory services, including merger and acquisition advisory services. These activities may present a conflict between any such affiliated party and the interests of the Fund. Any such affiliated party may also publish or may have published research reports on one or more of such issuers and may have expressed opinions or provided recommendations inconsistent with the purchasing or holding of the securities of such issuers. While the Fund has engaged in transactions with affiliates in the past, all transactions among Fund affiliates from the date of the Fund’s registration under the 1940 Act going forward will be done in compliance with the 1940 Act rules and prohibitions regarding affiliated transactions, or any exemptive relief granted by the U.S. Securities and Exchange Commission (the “SEC”) in respect thereof.

Investment and Market Risk. The Fund’s investments may be adversely affected by the performance of U.S. and Puerto Rico investment securities markets, which, in turn, may be influenced by a number of factors, including, among other things, (i) the level of interest rates, (ii) the rate of inflation, (iii) political decisions, (iv) fiscal policy, and (v) current events in general. Because the Fund invests in investment securities, the Fund’s NAV may fluctuate due to market conditions.

GNMA & US Government Target Maturity Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

March 31, 2026

Puerto Rico and other countries and regions in which the Fund may invest where the Investment Adviser has offices or where the Fund or the Investment Adviser otherwise do business are susceptible to natural disasters (e.g., fire, flood, earthquake, storm, and hurricane), epidemics/pandemics, or other outbreaks of serious contagious diseases. The occurrence of a natural disaster or epidemic/pandemic could, directly or indirectly, adversely affect and severely disrupt the business operations, economies, and financial markets of many countries (even beyond the site of the natural disaster or epidemic/pandemic) and could adversely affect the Fund’s investment program or the Investment Adviser’s ability to do business. In addition, terrorist attacks, or the fear of or the precautions taken in anticipation of such attacks could, directly or indirectly, materially and adversely affect certain industries in which the Fund invests or could affect the countries and regions in which the Fund invests, where the Investment Adviser has offices or where the Fund or the Investment Adviser otherwise do business. Other acts of war (e.g., invasion, acts of foreign enemies, hostilities, and insurrection, regardless of whether war is declared) could also have a material adverse impact on the financial condition of industries or countries in which the Fund invests.

In addition, turbulence in financial markets and reduced liquidity in equity and/or fixed-income markets may negatively affect the Fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region, or financial market may adversely impact issuers in a different country, region, or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain and could affect companies worldwide. An outbreak of an infectious disease or serious environmental or public health concern could have a significant negative impact on economic and market conditions, could exacerbate pre-existing political, social, and economic risks in certain countries or regions, and could trigger a prolonged period of global economic slowdown, which may impact the Fund. To the extent the Fund is overweight in certain countries, regions, companies, industries, or market sectors, such positions will increase the risk of loss from adverse developments affecting those countries, regions, companies, industries, or sectors.

Credit Risk. Credit risk is the risk that debt securities or preferred stock will decline in price or fail to make dividend or interest payments when due because the issuer of the security experiences a decline in its financial condition or it otherwise decides to suspend, delay, or reduce payments. The Fund’s investments are subject to credit risk. The risk is greater in the case of securities that are rated below investment grade or rated in the lowest investment grade category.

Fixed Income Securities Generally. The yield on fixed income securities that the Fund may invest in depends on a variety of factors, including general market conditions for such securities, the financial condition of the issuer, the size of the particular offering, the maturity, credit quality, and rating of the security. Generally, the longer the maturity of those securities, the higher its yield and the greater the changes in its yields both up and down. The market value of fixed income securities normally will vary inversely with changes in interest rates. The unique characteristics of certain types of securities also may make them more sensitive to changes in interest rates.

Certain issuers of fixed income securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors that may result in delays and costs to the Fund if a party becomes insolvent. It is also possible that, as a result of litigation or other conditions, the power or ability of such issuers to meet their obligations for the repayment of principal and payment of interest, respectively, may be materially and adversely affected.

Municipal Obligations Risk. Certain of the municipal obligations in which the Fund may invest present their own distinct risks. These risks may depend, among other things, on the financial situation of the government issuer, or in the case of industrial development bonds and similar securities, on that of the entity supplying the revenues that are intended to repay the obligations. It is also possible that, as a

GNMA & US Government Target Maturity Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

March 31, 2026

result of litigation or other conditions, the power or ability of issuers or those other entities to meet their obligations for the repayment of principal and payment of interest may be materially and adversely affected. See “Puerto Rico Risk” above.

Mortgage-Backed Securities Risk. Mortgage-backed securities (residential and commercial) represent interests in “pools’ of mortgages. Mortgage-backed securities have many of the risks of traditional debt securities but, in general, differ from investments in traditional debt securities in that, among other things, principal may be prepaid at any time due to prepayments by the obligors on the underlying obligations. As a result, the Fund may receive principal repayments on these securities earlier or later than anticipated by the Fund. In the event of prepayments that are received earlier than anticipated, the Fund may be required to reinvest such prepayments at rates that are lower than the anticipated yield of the prepaid obligation. The rate of prepayments is influenced by a variety of economic, geographic, demographic, and other factors, including, among others, prevailing mortgage interest rates, local and regional economic conditions, and homeowner mobility. Generally, prepayments will increase during periods of declining interest rates and decrease during periods of rising interest rates. The decrease in the rate of prepayments during periods of rising interest rates results in the extension of the duration of mortgage-backed securities, which makes them more sensitive to changes in interest rates and more likely to decline in value (this is known as extension risk). Since a substantial portion of the assets of the Fund may be invested in mortgage-backed securities, the Fund may be subject to these risks and other risks related to such securities to a significant degree, which might cause the market value of the Fund’s investments to fluctuate more than otherwise would be the case. In addition, mortgage-backed or other securities issued or guaranteed by FNMA, FHLMC or a Federal Home Loan Bank are supported only by the credit of these entities and are not supported by the full faith and credit of the U.S. government.

Concentration Risk. The Fund may concentrate its investments in mortgage-related assets, which means that its performance may be closely tied to the performance of a particular market segment. The Fund’s concentration in these securities may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these securities would have a larger impact on the Fund than on a fund that does not concentrate in such securities. At times, the performance of these securities will lag the performance of other industries or the broader market as a whole.

Illiquid Securities. Illiquid securities are securities that cannot be sold within a reasonable period of time, not to exceed seven days, in the ordinary course of business at approximately the amount at which the Fund has valued the securities. There presently are a limited number of participants in the market for certain Puerto Rico securities or other securities or assets that the Fund may own. That and other factors may cause certain securities to have periods of illiquidity. Illiquid securities include, among other things, securities subject to legal or contractual restrictions on resale that hinder the marketability of the securities. Certain of the securities in which the Fund intends to invest, such as shares of preferred stock, may be substantially less liquid than other types of securities in which the Fund may invest. Illiquid securities may trade at a discount from comparable, more liquid investments.

There are no limitations on the Fund’s investment in illiquid securities. The Fund may also continue to hold, without limitation, securities or other assets that become illiquid after the Fund invests in them. To the extent the Fund owns illiquid securities or other illiquid assets, the Fund may not be able to sell them easily, particularly at a time when it is advisable to do so to avoid losses.

Valuation Risk. The price the Fund could receive upon the sale of any particular investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets, including Puerto Rico, or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an

GNMA & US Government Target Maturity Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

March 31, 2026

investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. Pricing services that value fixed-income securities generally utilize a range of market-based and security-specific inputs and assumptions, as well as considerations about general market conditions, to establish a price. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but such securities may be held or transactions may be conducted in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Interest Rate Risk. Interest rate risk is the risk that interest rates will rise so that the value of the securities issued by the Fund or the Fund’s portfolio investments will fall. Also, the Fund’s yield will tend to lag behind changes in prevailing short-term interest rates. In addition, during periods of rising interest rates, the average life of certain types of securities may be extended because of the right of the issuer to defer payments or make slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration (the estimated period until the security is paid in full), and reduce the value of the security. This is known as extension risk. The Fund is subject to extension risk. Conversely, during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled in order to refinance at lower interest rates, forcing the Fund to reinvest in lower yielding securities. This is known as prepayment risk. Prepayment risk applies also to the securities issued by the Fund to the extent they are redeemable by the Fund. The Fund is subject to prepayment risk. This tendency of issuers to refinance debt with high interest rates during periods of declining interest rates may reduce the positive effect of declining interest rates on the market value of the Fund’s securities. Finally, the Fund’s use of leverage by the issuance of preferred stock, debt securities, and other instruments may increase the risks described above.

Leverage Risk. Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet applicable requirements of the 1940 Act and the rules thereunder. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

Risks of Reverse Repurchase Agreements. The Fund may engage in reverse repurchase agreements which are collateralized loan transactions in which the Fund sells a portfolio security to a counterparty in exchange for cash and agrees to buy it back at a specified time and price in a specified currency. The counterparty can repledge or rehypothecate the collateral securities to a third party, provided they are delivered to the Fund upon maturity of the reverse repurchase agreement. Reverse repurchase agreements involve various risks to the Fund. Reverse repurchase agreements are subject to counterparty risk that the buyer of the securities sold by the Fund, or the counterparty to which the buyer rehypothecates the collateral securities may be unable to deliver the securities at the agreed upon terms when the Fund seeks to repurchase the collateral. In that case, the Fund may be unable to purchase the securities on the open market or only at a higher cost, possibly resulting in an investment loss to the Fund. The collateral securities in the reverse repurchase agreement are also subject to market risk. An increase in interest rates that causes a decrease in the market value of the securities can lead the lenders to require the Fund to post additional collateral at a time when it may not be in the best interest of the Fund to do so.

Special Risks of Hedging Strategies. The Fund may use a variety of derivatives instruments including securities options, financials futures contracts, options on futures contracts, and other interest rate protection transactions such as swap agreements, to attempt to hedge its portfolio of assets and

GNMA & US Government Target Maturity Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

March 31, 2026

enhance its return. In particular, the Fund generally uses derivative instruments to hedge against variations in the borrowing cost of the Fund’s leverage program. Successful use of most derivatives instruments depends upon the Investment Adviser’s ability to predict movements of the overall securities and interest rate markets. There is no assurance that any particular hedging strategy adopted will succeed or that the Fund will employ such strategy with respect to all or any portion of its portfolio. Some of the derivative strategies that the Fund may use to enhance its return are riskier than its hedging transactions and have speculative characteristics. Such strategies do not attempt to limit the Fund’s risk of loss.

9.	Commitments and Contingencies

The Fund, its Board, UBSFS, and UBSTC are subject to legal proceedings, claims, and litigation arising in the ordinary course of business. While the outcome of these matters is currently not determinable, management does not expect that the ultimate outcome of these matters will have a material adverse effect on the Fund’s financial position, results of operations, or cash flows. Management of UBSFS and UBSTC have informed the Fund of its belief that the resolution of such matters is not likely to have a material adverse effect on the ability of UBS Asset Managers of Puerto Rico and UBSTC to perform under their respective contracts with the Fund.

10.	Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses for indemnification and expects the risk of loss to be remote.

11.	Subsequent Events

Events and transactions from April 1, 2026, through May 28, 2026 (the date the financial statements were available to be issued), have been evaluated by management for subsequent events. Management has determined that there were no material events that would require adjustment to or additional disclosure in the Fund’s financial statements through this date, except as disclosed below.

Service Providers:

Effective May 11, 2026, the Fund entered into a Master Custodian Agreement and an Administration Agreement with State Street Bank and Trust Company to provide custody and fund administration services to the Fund, respectively. On May 11, 2026, UBSTC will no longer be Custodian, JP Morgan Chase Bank, N.A. will no longer be sub-custodian and UBSTC will no longer be fund administrator to the Fund.

Dividends:

On April 30, 2026, the Board, acting through the Dividend Committee, declared an ordinary net investment income dividend of $0.00698 per common share, totaling $110,317 and payable on May 11, 2026, to common shareholders of record as of April 30, 2026.

On May 20, 2026, the Board of the Fund issued a public announcement regarding their ongoing review of options to provide better liquidity, value and operational efficiencies for the Fund’s shareholders. The evaluation is ongoing, and any proposed transaction would be subject to Board approval, regulatory requirements, and shareholder approval.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of GNMA & US Government Target Maturity Fund for Puerto Rico Residents, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of GNMA & US Government Target Maturity Fund for Puerto Rico Residents, Inc. (the “Fund”), including the schedule of investments, as of March 31, 2026, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at March 31, 2026, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the auditing standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2026, by correspondence with the custodian, brokers and others. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more UBS investment companies since 1978.

New York, New York

May 28, 2026

OTHER INFORMATION (Unaudited)

Management Information. The business affairs of the Fund are overseen by its Board of Directors. Certain biographical and other information relating to the Directors and officers of the Fund are set forth below, including their year of birth and their principal occupations for at least five years.

Name, Year of Birth and Address*	Position(s) Held with the Fund, Term of Office and Length of Time Served (or Year Service Began)**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Registered Investment Company Directorships Held by Director

Agustin Cabrer (1948)	Director since 2003.	President of Antonio Roig Sucesores (land holding enterprise with commercial properties), since 1995; President of Libra Government Building, Inc. (administration of courthouse building), since 1997; President of Cabrer Consulting (financial services business); President of CC Development, LLC (construction supervision and management consulting), since 2019; and Director of V. Suarez & Co. (food and beverage distribution company), since 2002.	18 Funds Consisting of 23 Portfolios	None

Carlos Nido (1964)	Director since 2007.

President of Green Isle Capital LLC, a Puerto Rico Venture Capital Fund under Puerto Rico Law 60, investing primarily in real estate, feature films and healthcare, since 2015; President and Executive Producer of Piñolywood Studios LLC, since 2015; member of the Board of Directors of Advent Morro Equity Partners since 2010 and B. Fernández & Hnos. Inc., since 2014. Member of the Board of Directors of the Puerto Rico Childrens’s Foundation since 2010.

			19 Funds Consisting of 24 Portfolios	None

J. Gabriel Pagan Pedrero	Director since 2026.	Vice President of Insular Construction and Supply Company Inc. since 1984.	19 Funds Consisting	None

(1953)			of 24 Portfolios

Luis M. Pellot (1948)	Director since 2003.	President of Pellot-González, Tax Attorneys & Counselors at Law, PSC (a legal services business), since 1989.	19 Funds Consisting of 24 Portfolios	None

Clotilde Perez (1951)	Director since 2009.	Corporate development consultant since 2022; Member of the Board of Directors of Campofresco Corp. since 2012; and Partner of Infogerencia Inc. since 1985.	18 Funds Consisting of 23 Portfolios	None

Jorge I. Vallejo (1954)	Director since 2026.	Managing Partner of Vallejo & Vallejo, since April 1992, a real estate appraisal and consulting firm in San Juan, Puerto Rico. Mr. Vallejo is also partner of various special partnerships involved in real estate development.	19 Funds Consisting of 24 Portfolios	4 Funds Managed by Popular Asset Management

Carlos V. Ubiñas*** (1954)	Interested Director since 2003, Chairman of the Board of Directors since 2012 and President since 2015.	Chairman of the Board of Directors of UBS Trust Company of Puerto Rico, since 2023; prior to that CEO and Chairman of UBS Financial Services Incorporated of PR and Head of UBS International.	15 Funds Consisting of 20 Portfolios	None

Liana Loyola (1961)	Secretary since 2014.	Attorney in private practice since 2009.	N/A	N/A

Jose Grau (1963)	Treasurer since 2025.	Chief Financial Officer of UBS Financial Services Inc. of Puerto Rico from 2013 to 2021; Treasurer of UBS Financial Services Inc. until 2021; and Director, Chief Financial Officer, Board member and Business Manager of UBS Trust Company of Puerto Rico.	N/A	N/A

Luz Colon (1974)	Chief Compliance Officer since 2013.	Executive Director and Chief Compliance Officer of UBS Asset Managers of Puerto Rico and the UBS Family of Funds.	N/A	N/A

Heydi Cuadrado (1980)	Assistant Treasurer and Vice President since 2025.	Director of UBS Trust Company of Puerto Rico, since March 2012.	N/A	N/A

Edward Ramos (1967)	Vice President since 2025.	Associate Director of UBS Trust Company of Puerto Rico, since 2006.	N/A	N/A

Maria Vilaro (1962)	Vice President since 2025.	Associate Director of UBS Trust Company of Puerto Rico, since 2009.	N/A	N/A

*    Each Directors’ and Officers’ address is c/o UBS Puerto Rico Family of Funds, American International Plaza, Tenth Floor, 250 Muñoz Rivera Avenue, San Juan, Puerto Rico 00918

**   Each Director holds his or her office from the time of their election and qualification until the election meeting for the year in which his or her term expires and until his or her successor shall have been elected and shall have qualified, or until his or her death, or until December 31 of the year in which he or she shall have reached eighty-five years of age, or until he or she shall have resigned or been removed; provided that, any Director that has reached eighty-five years of age as of December 31 of any given year may continue to serve on the Board (i) for the remaining term of the class such Director was assigned to and (ii) one (1) additional term of such class, provided all the other Directors vote in favor of either term of extension.

***   Considered an “Interested Director” as that term is defined in Section 2(a)(19) of the 1940 Act as a result of his employment with the Fund’s Investment Adviser, or an affiliate thereof.

Statement Regarding Availability of Quarterly Portfolio Schedule.

Beginning October 31, 2025, the Fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports will be available on the SEC’s website at http://www.sec.gov. The quarterly schedule of portfolio holdings will be made available upon request by calling 787-250-3600.

Statement Regarding Availability of Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the Fund’s policies and procedures that are used by the Investment Adviser to vote proxies relating to the Fund’s portfolio securities and information regarding how the Investment Adviser voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available, without charge, upon request, by calling 787-250-3600 and on the SEC’s website at http://www.sec.gov.

Privacy Notice

The Fund is committed to protecting the personal information that it collects about individuals who are prospective, former, or current investors.

If you are located in a jurisdiction where specific laws, rules or regulations require the Fund to provide you with additional or different privacy-related rights beyond what is set forth below, then the Fund will comply with those specific laws, rules, or regulations.

The Fund collects personal information for business purposes to process requests and transactions and to provide customer service. Personal information is obtained from the following sources:

●	Investor applications and other forms,

●	Written and electronic correspondence,

●	Telephone contacts,

●

Account history (including information about Fund transactions and balances in your accounts with the Distributor or our affiliates, other fund holdings in the UBS family of funds, and any affiliation with the Distributor and its affiliates),

●	Website visits,

●	Consumer reporting agencies

The Fund limits access to personal information to those employees who need to know that information in order to process transactions and service accounts. Employees are required to maintain and protect the confidentiality of personal information. The Fund maintains physical, electronic, and procedural safeguards to protect personal information.

The Fund may share personal information described above with their affiliates for business purposes, such as to facilitate the servicing of accounts. The Fund may share the personal information described above for business purposes with a non-affiliated third party only if the entity is under contract to perform transaction processing, servicing, or maintaining investor accounts on behalf of the Fund. The Fund may share personal information with its affiliates or other companies who are not affiliates of the Fund that perform marketing services on the Fund’s behalf or to other financial institutions with whom it has marketing agreements for joint products or services. These companies are not permitted to use personal information for any purposes beyond the intended use (or as permitted by law). The Fund does not sell personal information to third parties for their independent use. The Fund may also disclose personal information to regulatory authorities or otherwise as permitted by law.

INVESTMENT ADVISER

UBS Asset Managers of Puerto Rico,

a division of UBS Trust Company of Puerto Rico

250 Muñoz Rivera Avenue, 10th Floor

San Juan, Puerto Rico 00918

TRANSFER AGENT

UBS Trust Company of Puerto Rico

250 Muñoz Rivera Avenue, 10th Floor

San Juan, Puerto Rico 00918

ADMINISTRATOR AND CUSTODIAN

State Street Bank and Trust Company

One Congress Street

Boston, Massachusetts 002114

U.S. LEGAL COUNSEL

Sidley Austin LLP

787 Seventh Avenue

New York, New York 10019

PUERTO RICO LEGAL COUNSEL

Sanchez/LRV LLC

270 Muñoz Rivera Avenue, Suite 1110

San Juan. Puerto Rico 00918

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP

One Manhattan West,

395 9TH Ave.

New York, NY 10001

DIRECTORS AND OFFICERS

Agustín Cabrer-Roig

Independent Director

Carlos Nido

Independent Director

Gabriel Pagán Pedrero

Independent Director

Luis M. Pellot-González

Independent Director

Clotilde Pérez

Independent Director

Jorge I. Vallejo

Independent Director

Carlos V. Ubiñas

Interested Director, Chairman of the Board and President

José Grau

Treasurer

Heydi Cuadrado

Assistant Treasurer and Vice President

Edward Ramos

Vice President

María Vilaro

Vice President

Liana Loyola, Esq.

Secretary

Luz Nereida Colón

Chief Compliance Officer

Remember that:

●	Mutual Fund’s shares are not bank deposits or FDIC insured.
●	Mutual Fund’s shares are not obligations of or guaranteed by UBS Financial Services Inc. or any of its affiliates.
●	Mutual Fund’s shares are subject to investment risks, including possible loss of the principal amount invested.

[THIS PAGE INTENTIONALLY LEFT BLANK]

[THIS PAGE INTENTIONALLY LEFT BLANK]

(b)  Not applicable.

Item 2. Code of Ethics.

(a)  GNMA & US Government Target Maturity Fund for Puerto Rico Residents, Inc. (the “Fund” or the “Registrant”) has adopted a Code of Ethics that applies to the Fund’s principal executive officer and principal financial officer (the “Code”).

(b)  No disclosures are required by this Item 2(b).

(c)  The Fund has not made any amendment to the Code during the period covered by this Form N-CSR.

(d)  There have been no waivers granted by the Fund to individuals covered by the Code during the period covered by this Form N-CSR.

(e)  Not applicable.

(f)  A copy of the Code is filed herewith as Exhibit 19(a)(1).

Item 3. Audit Committee Financial Expert.

(a)(1) The Fund’s Board of Directors (the “Board”) has determined that the Registrant does not have an audit committee financial expert serving on its Audit Committee.

(a)(2) Not applicable.

(a)(3) The Board believes that the Audit Committee members collectively possess the experience and attributes necessary to oversee the Fund’s financial reporting, internal controls and audit process. The Board further believes that the current composition of the Audit Committee is sufficient for the scale and complexity of the Fund’s investments and operations.

Item 4. Principal Accountant Fees and Services.

Information provided in response to Item 4 includes amounts billed during the applicable time period for services rendered by Ernst & Young LLP (“E&Y”), the Registrant’s principal accountant.

(a)  Audit Fees. The aggregate fees billed for professional services rendered by E&Y for the audit of the Registrant’s annual financial statements and for services that are normally provided by E&Y in connection with statutory and regulatory filings for the fiscal years ended March 31, 2025, and March 31, 2026, were $57,289, and $59,294, respectively.

(b)  Audit Related Fees. The aggregate fees billed for assurance and related services by E&Y that reasonably relate to the performance of the audit of the Registrant’s financial statements and are not reported as audit fees for the fiscal years ended March 31, 2025, and March 31, 2026, were $8,532 and $8,612, respectively. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the 1940 Act, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii)(C) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(c)  Tax Fees. The aggregate fees billed for professional services rendered by E&Y for tax compliance, tax advice and tax planning in the form of preparation of excise filings and income tax returns for the fiscal years ended March 31, 2025, and March 31, 2026, were $10,412 and $10,412, respectively.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii)(C) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d)  All Other Fees. The aggregate fees billed for any other products or services provided by E&Y for the fiscal years ended March 31, 2025, and March 31, 2026, other than the services reported in paragraphs (a) through (c) above were $0 and $0, respectively.

There were no “all other” fees required to be approved pursuant to paragraph (c)(7)(ii)(C) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e)(1) The Fund’s Audit Committee Charter requires that the Audit Committee pre-approve all audit and permissible non-audit services to be provided to the Fund by the Fund’s independent registered public accounting firm; provided, however, that the pre-approval requirement with respect to non-auditing services to the Fund may be waived consistent with the exceptions provided for in the Securities Exchange Act of 1934, as amended (the “1934 Act”).

All the audit and tax services described above for which E&Y billed the Fund fees for the fiscal years ended March 31, 2025, and March 31, 2026, were pre-approved by the Audit Committee. For the fiscal years ended March 31, 2025, and March 31, 2026, the Fund’s Audit Committee did not waive the pre-approval requirement of any non-audit services to be provided to the Fund by E&Y.

(e)(2) Not applicable.

(f)  Not applicable.

(g)  The aggregate fees billed by E&Y for non-audit services rendered to the Registrant, its investment adviser and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Registrant for the fiscal years ended March 31, 2025, and March 31, 2026, other than those disclosed in (c) and (d) above, were $0 and $0, respectively.

(h)  The Audit Committee of the Registrant’s Board considered the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X and concluded that such services are compatible with maintaining the principal accountant’s independence.

(i)  Not applicable.

(j)  Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)  Not applicable.

(b)  Not applicable.

Item 6. Investments.

(a)  The Schedule of Investments is included as part of the report to shareholders included under Item 1(a) of this Form N-CSR.

(b)  Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies

(a)  Not applicable.

(b)  Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Board has delegated to UBS Asset Managers of Puerto Rico, a division of UBS Trust Company of Puerto Rico (the “Investment Adviser”) the authority to vote proxies for the Fund’s portfolio securities pursuant to the Investment Adviser’s Global Corporate Governance Philosophy and Proxy Voting Guidelines and Policy (the “Proxy Voting Guidelines”). Under the Proxy Voting Guidelines, the Investment Adviser will vote proxies related to Fund securities for the exclusive benefit and in the best economic interests of Fund shareholders, that is, in a manner consistent with the objective of maximizing total return to Fund shareholders as investors in the securities being voted.

A Proxy Voting Committee comprised of representatives of the Investment Adviser and the Fund’s administrator shall oversee and administer the process of voting proxies and periodically review the Proxy

Voting Guidelines. The Investment Adviser will seek guidance to vote proxies taking into consideration Fund shareholders’ best economic interests.

The Fund’s investment portfolio consists primarily of municipal bonds and other securities that do not issue proxies in the ordinary course. In the rare event that a municipal issuer were to issue a proxy, the Investment Adviser would vote such proxy in the best interest of the Fund, based on its Proxy Voting Guidelines, or vote the proxy with the consent, or based on the instruction of the Fund or its representatives.

To ensure that the Investment Adviser does not make a voting decision for its clients where a material conflict is present, the Investment Adviser may (i) seek voting instructions from the majority of Independent Directors of the Board, (ii) vote client shares in proportion to the votes cast by all other shareholders of the security for which the proxy solicitation was issued, if this option is available, (iii) retain another independent third party to make the voting decision, or (iv) take such other steps as may be appropriate to resolve the conflict as determined by the Proxy Voting Committee in consultation with the legal counsel to the Investment Adviser.

The Investment Adviser may not vote proxies in certain circumstances, including, but not limited to, situations where (i) the securities are no longer held; (ii) the proxy or other relevant materials were not received in sufficient time to conduct an appropriate analysis or to allow a vote to be cast by the voting deadline; or (iv) the Investment Adviser concludes that the cost of voting the proxy will exceed the potential benefit.

The Proxy Voting Committee, the Investment Adviser, or a service provider on behalf of the Investment Adviser oversees the administration of the voting and ensures that records are maintained in accordance with Rule 206(4)-6, reports are filed with the SEC on Form N-PX, and the results are provided to the Board and made available to shareholders as required by applicable rules. If applicable, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, upon request, by calling (787) 250-3600 and on the SEC’s website at http://www.sec.gov.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) The following provides biographical information about Mses. Heydi Cuadrado and Gladys M. Lasaga as the Fund’s Portfolio Managers effective June 30, 2025, and who were primarily responsible for the day-to-day portfolio management of the Fund as of June 30, 2025.

Ms. Heydi Cuadrado has been a Director of UBS Trust Company of Puerto Rico since March 2012. Ms. Cuadrado has been a trader and Assistant Portfolio Manager for UBS Asset Managers of Puerto Rico since 2008 and a Portfolio Manager since 2025. She joined UBS Trust Company in 2003.

Ms. Gladys Mirari Lasaga has been employed with UBS Financial Services of Puerto Rico (now UBS Financial Services, Inc.) since 2003, including ten years with UBS Asset Managers of Puerto Rico and thirteen years with the UBS Fund Administration division. Starting on 2025, Ms. Lasaga serves as Portfolio Manager of the Puerto Rico Residents Family of Funds. Ms. Lasaga holds a Business Administration degree in Finance and Accounting from the University of Puerto Rico and is a Certified Public Accountant.

(a)(2) The following table provides information about portfolios and accounts, other than the Fund, for which the Portfolio Managers are primarily responsible for the day-to-day portfolio management as of March 31, 2026:

(i) Name of Portfolio Manager	(ii) Type of Accounts	(ii) Number of Other Accounts Managed	(ii) Total Assets	(iii) Number of Accounts Managed for which Advisory Fee is Based on Performance	(iii) Total Assets for Which Advisory Fee is Based on Performance
Heydi Cuadrado	Registered Investment Companies	19 Funds consisting of 24 Portfolios	$1.2 billion	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0
Gladys Lasaga	Registered Investment Companies	19 Funds consisting of 24 Portfolios	$1.2 billion	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0

As described above, the Portfolio Managers manage other accounts with investment strategies similar to the Fund, including other investment companies. Fees earned by the Investment Adviser may vary among these accounts and the Portfolio Managers may personally invest in some but not all of these accounts. In addition, certain accounts may be subject to performance-based fees. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund. A conflict may also exist if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the Portfolio Managers may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, the Investment Adviser believes that these risks are mitigated by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and other factors. In addition, the Investment Adviser has adopted trade allocation procedures so that accounts with like investment strategies are treated fairly and equitably over time.

Potential Material Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented with a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. The Investment Adviser seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, the Investment Adviser has adopted procedures that it considers fair and equitable for allocating limited opportunities across multiple accounts.

With respect to certain of its clients’ accounts, the Investment Adviser determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, the Investment Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, the Investment Adviser may place separate, non-simultaneous, transactions for a fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as other accounts managed by a portfolio manager. Finally, the appearance of a conflict of interest may arise where the Investment Adviser has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

The Investment Adviser has adopted certain compliance procedures which are designed to address these types of conflicts among portfolio managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3) Compensation. Portfolio Manager compensation consists primarily of base pay, an annual cash bonus and long-term incentive payments.

Salary. Base pay is determined based upon an analysis of a portfolio manager’s general performance, experience, and market levels of base pay for such position.

The Portfolio Managers are eligible for an annual cash bonus based on investment performance, qualitative evaluation, and financial performance of the Investment Adviser.

A portion of a portfolio manager’s annual cash bonus is based on the Fund’s pre-tax investment performance, generally measured over the past one-, three- or five-year periods unless a Portfolio Manager’s tenure is shorter. Investment performance for the Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group. A portion of the cash bonus is based on a qualitative evaluation made by a Portfolio Manager’s supervisor taking into consideration a number of factors, including the Portfolio Manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with the Investment Adviser’s policies and procedures. The final factor influencing a portfolio manager’s cash bonus is the financial performance of the Investment Adviser based on its operating earnings.

Deferred Compensation. Certain key employees of the Investment Adviser, including certain portfolio managers, have received profits interests in the Investment Adviser which entitle their holders to participate in the firm’s growth over time.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the other accounts shown in the table above.

(a)(4) The following table sets forth the dollar range of equity securities beneficially owned by the Portfolio Managers of the Fund as of March 31, 2026:

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Heydi Cuadrado	None
Gladys Lasaga	None

(b)  Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no repurchases of common shares by the Fund for the period covered by this Form N-CSR filing.

Item 15. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board during the period covered by this Form N-CSR filing.

Item 16. Controls and Procedures.

(a)  The Fund’s principal executive and principal financial officers have concluded that the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities and Exchange Act of 1934, as amended (the “1934 Act”).

(b)  There were no changes in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Although it has not done so, the Fund may engage in securities lending, subject to procedures adopted by its Board.

(b)	Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation

(a)	Not applicable.

(b)	Not applicable.

Item 19. Exhibits.

(a)(1)	The Code of Ethics is filed herewith.

(a)(2)	Not applicable.

(a)(3)	The certifications of the Fund’s principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(a)(4)	Not applicable.

(a)(5)	Not applicable.

(b)	The certifications of the Fund’s principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(c)	Disclosure pursuant to Section 13(r) of the 1934 Act is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GNMA & US GOVERNMENT TARGET MATURITY FUND FOR PUERTO RICO RESIDENTS, INC.

By:	/s/ Carlos V. Ubiñas
Carlos V. Ubiñas
Principal Executive Officer

Date: June 5, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Carlos V. Ubiñas
Carlos V. Ubiñas
Principal Executive Officer

Date:	June 5, 2026

By:	/s/ José Grau
José Grau
Principal Financial Officer

Date: June 5, 2026